Exhibit 32

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      OF SECURITY FEDERAL CORPORATION
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-K, that:

      1. the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. the information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.


/s/Timothy W. Simmons                    /s/Roy G. Lindburg
-------------------------------------    -------------------------------------
Timothy W. Simmons                       Roy G. Lindburg
President and Chief Executive Officer    Chief Financial Officer


Dated:  June 29, 2009